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CONSOLIDATED FINANCIAL STATEMENTS

OF

PETILLO INCORPORATED AND AFFILIATE

DECEMBER 31, 2020

PETILLO INCORPORATED AND AFFILIATE

TABLE OF CONTENTS
DECEMBER 31, 2020

RMG
ACCOUNTANTS AND CONSULTANTS
299 CHERRY HILL ROAD, SUITE 203 – PARSIPPANY, NJ 07054
TEL: (973) 712-5000 - FAX: (973) 712-5011
RMGNJ.com

To the Shareholders and Board of Directors
Petillo Incorporated and Affiliate
Flanders, New Jersey

INDEPENDENT AUDITORS' REPORT

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of Petillo Incorporated and Affiliate, which comprise the consolidated balance sheet as of December 31, 2020, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Petillo Incorporated and Affiliate as of December 31, 2020, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to these consolidated financial statements, there was a change in reporting entity from the previously issued consolidated financial statements of Petillo Incorporated and Affiliates issued on April 14, 2021 with an unqualified opinion. Those consolidated financial statements included the accounts of an additional entity, that is not presented in these consolidated financial statements. Our opinion was not modified as a result of this change and no additional auditing procedures have been performed in connection with these consolidated financial statements since April 14, 2021.

Respectfully submitted,

RMG CPA, LLC

Parsippany, New Jersey
December 14, 2021

PETILLO INCORPORATED AND AFFILIATE

CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2020

ASSETS

CURRENT ASSETS		
Cash and Cash Equivalents	$ 17,952,730	
Marketable Securities	11,276,365	
Contracts Receivable, net	43,287,479	
Contract Assets	16,049,287	
Prepaid Expenses	140,977	
TOTAL CURRENT ASSETS		$ 88,706,838
PROPERTY AND EQUIPMENT		
Property and Equipment, Net of Accumulated Depreciation of $35,337,258 in 2020		30,218,505
OTHER ASSETS		
Cash Value of Life Insurance	251,887	
Equipment Deposits	1,135,373	
Security Deposits	6,160	
TOTAL OTHER ASSETS		1,393,420
TOTAL ASSETS		$ 120,318,763

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES		
Accounts Payable	$ 19,556,009	
Accrued Expenses and Other Liabilities	3,787,327	
Contract Liabilities	12,799,392	
Corporate Taxes Payable	1,578,329	
Retainage Payable	3,384,908	
Retirement Plan Contributions Payable	589,213	
Current Portion of Long-Term Debt	7,476,740	
Current Portion of Paycheck Protection Program Loan	3,705,408	
TOTAL CURRENT LIABILITIES		$ 52,877,326
OTHER LIABILITIES		
Long-Term Debt	13,104,083	
Paycheck Protection Program Loan	3,043,599	
Due to Affiliate	1,075,504	
TOTAL OTHER LIABILITIES		17,223,186
TOTAL LIABILITIES		70,100,512
SHAREHOLDERS' EQUITY		
Controlling Interest:		
Common Stock, no par value, 1,000 shares authorized, 100 shares issued and outstanding	250	
Additional Paid-In Capital	19,121	
Retained Earnings	36,332,137	
Total Controlling Interest		36,351,508
Non-Controlling Interest		13,866,743
TOTAL SHAREHOLDERS' EQUITY		50,218,251
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY		$ 120,318,763

PETILLO INCORPORATED AND AFFILIATE

CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2020

REVENUES	$ 222,683,590
COST OF REVENUES	181,103,463
GROSS PROFIT	41,580,127
GENERAL AND ADMINISTRATIVE EXPENSES	6,583,136
INCOME FROM OPERATIONS	34,996,991
OTHER (INCOME) AND EXPENSES	1,183
INCOME BEFORE PROVISION FOR CORPORATE TAXES	34,995,808
PROVISION FOR CORPORATE TAXES	
Current	1,664,001
CONSOLIDATED NET INCOME	$ 33,331,807

PETILLO INCORPORATED AND AFFILIATE

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2020

	Common Stock	Additional Paid-In Capital	Retained Earnings	Non-Controlling Interest	Total
Balance - January 1, 2020, as Originally Reported	$ 250	$ 19,121	$ 30,174,544	$ 2,071,099	$ 32,265,014
Change in Reporting Entity (Note 1)	-	-	-	(904,461)	(904,461)
Balance - January 1, 2020	250	19,121	30,174,544	1,166,638	31,360,553
Net Income For the Year Ended December 31, 2020	-	-	19,531,702	13,800,105	33,331,807
Distributions	-	-	(13,374,109)	(1,100,000)	(14,474,109)
Ending Balance - December 31, 2020	$ 250	$ 19,121	$ 36,332,137	$ 13,866,743	$ 50,218,251

PETILLO INCORPORATED AND AFFILIATE

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES		
Consolidated Net Income		$ 33,331,807
Adjustments to Reconcile Consolidated Net Income to Net Cash Flows		
Provided by Operating Activities:		
Depreciation	$ 10,127,298	
Bad Debt Expense	199,399	
(Gain) on Sale of Property and Equipment	(373,516)	
Unrealized (Gain) on Marketable Securities	(258,828)	
(INCREASE) DECREASE IN OPERATING ASSETS		
Contracts Receivable	(11,360,402)	
Contract Assets	(779,978)	
Prepaid Expenses	60,355	
Cash Value of Life Insurance	(42,858)	
(DECREASE) INCREASE IN OPERATING LIABILITIES		
Accounts Payable	12,346	
Accrued Expenses and Other Liabilities	(1,173,930)	
Contract Liabilities	2,273,382	
Corporate Taxes Payable	1,578,329	
Retainage Payable	695,072	
Retirement Plan Contributions Payable	147,898	1,104,567
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES		34,436,374
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchases of Property and Equipment	(10,385,612)	
Equipment Deposits	(1,023,278)	
Marketable Securities	(4,916,836)	
Realized (Gain) on Marketable Securities	(154,865)	
CASH FLOWS (USED FOR) INVESTING ACTIVITIES		(16,480,591)
CASH FLOWS FROM FINANCING ACTIVITIES		
Distributions	(14,474,109)	
Long-Term Debt Proceeds	8,430,242	
Long-Term Debt Repayments	(8,335,233)	
Paycheck Protection Program Loan	6,749,007	
CASH FLOWS (USED FOR) FINANCING ACTIVITIES		(7,630,093)
NET INCREASE IN CASH AND CASH EQUIVALENTS		10,325,690
CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE YEAR		7,627,040
CASH AND CASH EQUIVALENTS AT THE END OF THE YEAR		$ 17,952,730
SUPPLEMENTAL CASH FLOW DISCLOSURES		
Cash Paid for Interest		$ 725,192
Cash Paid for Corporate Taxes		85,672

NOTE 1 - NATURE OF OPERATIONS

PRINCIPLES OF CONSOLIDATION / VARIABLE INTEREST ENTITIES

The accompanying consolidated financial statements include the accounts of Petillo Incorporated ("Petillo") and Petillo NY Incorporated ("Petillo NY"). These companies are related through common ownership and are collectively referred to as the "Company". The 85.5% owner of Petillo is also the 100% owner of Petillo NY.

Petillo NY is a variable interest entity ("VIE") as defined by accounting principles generally accepted in the United States of America ("GAAP") and has been consolidated into the financial statements of Petillo Incorporated, its primary beneficiary, as provided by GAAP. As mentioned above, the VIE is controlled by the 85.5% shareholder of Petillo. Petillo NY utilizes the labor force of Petillo. Petillo is considered to be the primary beneficiary because it has the power to direct the activities of Petillo NY. All material intercompany balances and transactions have been eliminated in consolidation as of December 31, 2020, and for the year then ended.

If consolidated, GAAP requires the Company to identify and segregate in the consolidated financial statements the balances and amounts included in shareholders' equity and in net income attributable to the non-controlling interests of the Company, which is the interest in the VIE, Petillo NY. The accounts attributable to the VIE are identified as 'Non-Controlling Interest' in shareholders' equity. The consolidated financial statements are those substantially of a single economic entity, however, they are not those of a single legal entity.

CHANGE IN OWNERSHIP

As of December 31, 2020, the 85.5% owner of Petillo gifted 14.5% of his non-voting shares.

CHANGE IN REPORTING ENTITY

Petillo and Petillo NY were previously included in the consolidated financial statements of Petillo Incorporated and Affiliates, which also included the accounts of Petillo Properties, LLC ("Properties"), an entity owned 100% by the 85.5% owner of Petillo for the years ended December 31, 2020 and 2019. The aforementioned consolidated financial statements were issued on April 14, 2021 and had an unqualified opinion. These consolidated financial statements are those of a different reporting entity due to the omission of Properties. This omission resulted in a decrease of $904,461 in the opening non-controlling interest equity account as of January 1, 2020. This also resulted in a decrease in net income of $361,090 for the year ended December 31, 2020. Properties was omitted due to a management decision to present consolidated financial statements of only Petillo and Petillo NY, which both recognize revenue under the same method as described in Note 2.

BUSINESS ACTIVITY

Petillo Incorporated:

Petillo is primarily contracted to provide site work development services with a concentration in site work, excavation, underground utilities, pipes, catch basins and hardscapes. These services are performed on commercial, industrial and municipal projects throughout the States of New Jersey, New York, Pennsylvania and Maryland.

Petillo NY Incorporated:

Petillo NY is primarily contracted to provide site work development services with a concentration in excavation, underground utilities, pipes, catch basins and hardscapes. These services are performed on commercial, industrial and municipal projects throughout the State of New York.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company's consolidated financial statements. The consolidated financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity.

REVENUE AND COST RECOGNITION

Petillo Incorporated and Petillo NY Incorporated:

As of January 1, 2019, Petillo and Petillo NY have adopted the new accounting standard, Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 606, *Revenue from Contracts with Customers* ("ASC 606"). The guidance affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards.

ASC 606 provides that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. An entity should apply the following five-step process to recognize revenue: (1) Identify the contract with a customer; (2) Identify the performance obligations in the contract; (3) Determine the transaction price; (4) Allocate the transaction price to the performance obligations in the contract; and (5) Recognize revenue when (or as) the entity satisfies a performance obligation.

In accordance with ASC 606, the modified retrospective method was applied to those contracts which were not completed as of January 1, 2019. Under the modified retrospective method, the cumulative effect of applying the standard is recognized at the date of the initial application. Results for reporting periods beginning after January 1, 2019 are presented under ASC 606. In implementing ASC 606, each company was required to recalculate the revenue earned on any contract in process at the implementation date and to restate the revenue and cost of services as if ASC 606 had been followed from the inception of the contract. In recalculating costs and revenue under ASC 606 guidelines, no material difference was identified in the account balances. Since a material difference was not found, no retrospective analysis of account balance changes was required.

As part of the adoption of ASC 606, Petillo and Petillo NY elected to use the following transition practical expedients: (1) any contract modifications that occurred prior to the date of initial application when identifying the satisfied and unsatisfied performance obligations, determining the transaction price, and allocating the transaction price would be reflected in the aggregate, if any; and (2) ASC 606 is applied only to contracts that are not completed at the initial date of application. There was no material impact as a result of these practical expedients.

Construction Contracts

Revenues on construction contracts are recognized over time, as performance obligations are satisfied, due to the continuous transfer of control to the customer. The customer typically controls the asset under construction, as evidenced either by contractual termination clauses or by each company's rights to payment for work performed on the asset under construction that does not have an alternative use to each company. Each company's construction contracts are generally accounted for as a single performance obligation, since each company is providing a significant service of integrating components into a single project. Each company recognizes revenue with an "input method" using the percentage-of-completion method, whereby progress towards completion is recognized according to the percentage of incurred costs to estimated total costs. This method best depicts the transfer of control to the customer, which occurs as each company incurs costs on its contracts. Incurred costs represent work performed, which corresponds with and thereby depicts the transfer of control to the customer.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND COST RECOGNITION (CONTINUED)

Petillo Incorporated and Petillo NY Incorporated (Continued):

Construction Contracts (Continued)

Revenues on uninstalled materials are recognized when control is transferred to the customer. In certain circumstances, when the cost of the uninstalled materials is significant and transfer of control occurs significantly before services are provided, revenues are recognized when the cost is incurred, but profit is not recognized until such materials are installed.

Each company derives most of its revenue from fixed-price contracts recognized over time. The fixed-price contracts may be subject to change orders. Each company also derives a portion (less than 10%) of its revenues from time and material work and maintenance services. Such revenue is also recognized over time as the work is performed and billed.

Transaction Price

Each company determines the transaction price of their contracts to be the amount of consideration to which each company expects to be entitled in exchange for transferring goods and services to the customer. The consideration promised may include both fixed and variable amounts. Revenues are not recognized on the variable consideration until they are probable and estimable.

Changes in Contract Estimates

Each company recognizes adjustments in estimated profit on contracts under the cumulative catch-up method. During the course of a contract, revisions in cost and profit estimates may be required and are reflected in the accounting period in which the facts, which require the revision, become known. Due to the inherent uncertainty in estimating costs on contracts in process, it is possible that estimates can change in the subsequent period. At the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss on both short and long-term contracts is accrued.

Combining Contracts

Each company uses significant judgment to determine whether two or more contracts with the same customer should be combined and accounted for as a single contract with one or multiple performance obligations. The treatment of such contracts could change the amount of revenue and profit recorded in each period.

Variable Consideration

Variable consideration such as claims, bonuses, incentives, liquidating damages, and penalties may be included in each company's contracts. Each company will include variable consideration in the transaction price when each company has the enforceable right to the modification, it is probable and estimable, and it is not expected there will be a significant reversal of revenue recognized on the variable consideration. Each company uses the most likely amount method or the expected value, whichever is expected to predict the amount of the variable consideration more accurately.

Change Orders

The contracts of each company may be subject to change orders. Such change orders when they occur are generally not distinct from the performance obligation of the existing contract, accordingly, the change order is recognized as a modification of the existing contract (rather than a new contract) and the contract price is adjusted by the amount of the change order.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONTRACT ASSETS AND CONTRACT LIABILITIES

Billing practices are governed by the contract terms of each project and do not necessarily correlate with revenue recognized over time using the percentage-of-completion method. The asset, "Contract Assets", represents revenues recognized in excess of amounts billed and retainage until all of the performance requirements are completed by each company. The liability, "Contract Liabilities", represents amounts billed in excess of revenues recognized. The retention agreements vary from project to project and could be outstanding for several months or years.

The contract assets and contract liabilities balances as of December 31, 2020 and 2019 are as follows:

	Petillo Incorporated		Petillo NY Incorporated		TOTALS	
	2020	2019	2020	2019	2020	2019
Revenues in Excess of Billings	$ 411,667	$ 489,380	$ 354	$ -	$ 412,021	$ 489,380
Retainage	9,097,848	13,949,058	6,547,966	830,871	15,645,814	14,779,929
Less: Intercompany Eliminations	-	-	-	-	(8,548)	-
Contract Assets	$ 9,509,515	$ 14,438,438	$ 6,548,320	$ 830,871	$ 16,049,287	$ 15,269,309
Billings in Excess of Revenues	$ 8,530,630	$ 8,972,633	$ 4,268,762	$ 1,553,377	$ 12,799,392	$ 10,526,010
Contract Liabilities	$ 8,530,630	$ 8,972,633	$ 4,268,762	$ 1,553,377	$ 12,799,392	$ 10,526,010

Assets and liabilities related to long-term contracts are included in current assets and current liabilities in the accompanying consolidated balance sheet, as they will be liquidated in the normal course of contract completion, which may require more than one year.

USE OF ESTIMATES

These consolidated financial statements have been prepared in conformity with generally accepted accounting principles. Accordingly, management is required to make estimates and assumptions on certain reported amounts and disclosures, which may differ from actual results.

CASH EQUIVALENTS

For purposes of the consolidated statement of cash flows, cash equivalents include money market funds. As of December 31, 2020, the cash equivalents balance was $4,404,017.

CONTRACTS RECEIVABLE

The Company carries its contracts receivable at cost less an allowance for doubtful accounts. The Company estimates the allowance for doubtful accounts based upon a review of outstanding receivables and historical collection information by the customer. Normally, contracts receivable are due within 30 days after the date of the requisition. As of December 31, 2020, management has elected to set the reserve for bad debt at a rate of approximately 1.0% of contracts receivable. As of December 31, 2020, the allowance was $637,169.

Contract retentions are generally due within 30 days after completion of the project and acceptance by the owner. Where the contract provides for guarantee retainage provisions, such retainage is due within one year of completion and acceptance of the project.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONTRACTS RECEIVABLE (CONTINUED)

Receivables more than 90 days old are considered past due. Contracts receivable are written off when they are determined to be uncollectible. The Company does not accrue interest on past due receivables. Bad debt expense for the year ended December 31, 2020 was $199,399.

Contracts receivable, net are summarized as follows:

Billed	
Contracts in Progress	$ 43,459,835
Completed Contracts	4,298,156
Contracts Receivable	47,757,991
Less: Intercompany Eliminations	(3,833,343)
Less: Allowance for Doubtful Accounts	(637,169)
Contracts Receivable, net	$ 43,287,479

PROPERTY, EQUIPMENT AND DEPRECIATION

Property and equipment is stated at cost. Depreciation is being provided for on the straight-line method over the estimated useful lives of the assets.

INCOME TAXES

FASB ASC 740-10-05 provides guidance on the accounting and reporting for uncertainties in income tax law and the financial statement recognition, measurement and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. The Company does not believe that the effects of *FASB ASC 740-10-05* will be material to these consolidated financial statements.

SALES TAX

Taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction, that are collected by the Company from a customer, are excluded from revenue.

FAIR VALUE MEASUREMENTS

FASB ASC 820-10-20 provides guidance on the fair value measurement and disclosure of financial assets and financial liabilities. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the date of the measurement.

NEW ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are typically established by the FASB in the form of accounting standards updates (“ASUs”) to the FASB ASC. The Company considers the applicability and impact of all ASUs. The Company, based on its assessment, determined that any recently issued or proposed ASUs not listed below are either not applicable to the Company or would have minimal impact on the accompanying consolidated financial statements if adopted.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

ASU No. 2016-02

In February 2016, the FASB issued ASU No. 2016-02, *Leases (Topic 842)*. This ASU is the result of a joint project of the FASB and the International Accounting Standards Board ("IASB") to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements for U.S. GAAP and International Financial Reporting Standards ("IFRS"). The guidance in this ASU affects any entity that enters into a lease (as that term is defined in this ASU), with some specified exemptions. The guidance in this ASU will supersede FASB ASC Topic 840, *Leases.*

The ASU provides that lessees should recognize lease assets and lease liabilities on the balance sheet for leases previously classified as operating leases that exceed 12 months, including leases existing prior to the effective date of this ASU. It also calls for enhanced leasing arrangement disclosures.

For nonpublic entities, the amendments of ASU No. 2016-02 are effective for annual reporting periods beginning after December 15, 2021, and interim periods within annual periods beginning after December 15, 2022, based on the FASB's vote at its May 20, 2020 meeting to defer the implementation dates by one year. Early application is permitted for all entities.

The Company has not yet determined if this ASU will have a material effect on its consolidated financial statements.

NOTE 3 - CONCENTRATIONS

Cash and Cash Equivalents

The Company maintains cash balances with various banks as of December 31, 2020. The accounts are insured by the Federal Deposit Insurance Corporation up to $250,000 per bank. If the Company's cash balance exceeds $250,000 per bank, then *FASB ASC 825-10-05* identifies these items as a concentration of credit risk requiring disclosure, regardless of the degree of risk.

As of December 31, 2020, the uninsured balances were as follows:

Petillo Incorporated	$ 8,310,352
Petillo NY Incorporated	8,582,222
TOTAL	$ 16,892,574

Petillo maintained cash and cash equivalents balances with Merrill Lynch and Wilmington Trust as of December 31, 2020. The brokerage account's cash and cash equivalents accounts are insured by the Federal Deposit Insurance Corporation up to $250,000 per brokerage firm. As of December 31, 2020, the uninsured balance for Merrill Lynch was $2,261,410. As of December 31, 2020, the Wilmington Trust balance was fully insured.

NOTE 3 - CONCENTRATIONS (CONTINUED)

Customers

Petillo had four customers that individually represented greater than 10% and collectively represented 69% of Petillo's total revenue for the year ended December 31, 2020. Contracts receivable from these customers represented 59% of Petillo's outstanding balance as of December 31, 2020. Petillo NY had three customers that individually represented greater than 10% and collectively represented 100% of Petillo NY's total revenue for the year ended December 31, 2020. Contracts receivable from these customers represented 100% of Petillo NY's outstanding balance as of December 31, 2020.

Vendors

Petillo and Petillo NY had no vendors that individually represented greater than 10% of the total cost of revenues for the year ended December 31, 2020.

NOTE 4 - ADVERTISING

FASB ASC 720-35-05-1 provides guidance on the reporting of advertising costs within the consolidated financial statements. The Company expenses advertising costs as they are incurred. The amounts charged to advertising expense for the year ended December 31, 2020 was $26,783.

NOTE 5 - CORPORATE TAXES

Petillo Incorporated:

Petillo, with the consent of its shareholders, has elected under the Internal Revenue Code to be treated as an S corporation for federal tax purposes. In lieu of federal corporation income taxes, the shareholder of an S corporation is taxed on his/her proportionate share of the company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these consolidated financial statements. Petillo has also elected to be a New Jersey, New York, Pennsylvania and Maryland S corporation.

Petillo has elected to pay the New Jersey Business Alternative Income Tax ("NJ BAIT") on the expected New Jersey allocation of business income on behalf of its shareholders. As such, Petillo has accrued $1,578,329 of New Jersey taxes that would passthrough to its shareholders. The shareholders will report the New Jersey taxable income on his/her respective individual tax filing and receive a credit for the amount paid by Petillo.

Depreciation is calculated under an accelerated method for tax purposes. Petillo has temporary differences in the recognition of income and expenses between their financial and tax methods of accounting.

Petillo NY Incorporated:

Petillo NY, with the consent of its shareholder, has elected under the Internal Revenue Code to be treated as an S corporation for federal tax purposes. In lieu of federal corporation income taxes, the shareholder of an S corporation is taxed on his/her proportionate share of the company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these consolidated financial statements.

Petillo NY has also elected to be a New York S corporation.

Depreciation is calculated under an accelerated method for tax purposes. Petillo NY has temporary differences in the recognition of income and expenses between their financial and tax methods of accounting.

NOTE 6 - PROPERTY AND EQUIPMENT

Property and Equipment consists of the following as of December 31, 2020:

		Useful Lives (Years)
Leasehold Improvements	$ 202,947	7 - 39
Machinery and Equipment	50,872,389	5 - 7
Office Equipment	620,833	5 - 7
Transportation Equipment	13,859,594	5
	65,555,763	
Less: Accumulated Depreciation	(35,337,258)	
	$ 30,218,505	

Total depreciation expense for the year ended December 31, 2020 was $10,127,298.

NOTE 7 - DUE TO AFFILIATE / RELATED PARTY TRANSACTIONS

The due to affiliate balance represents amount owed to an entity owned 100% by the 85.5% shareholder of Petillo. This amount bears no interest is due on December 31, 2025. However, prepayments on this balance are allowed. Petillo also leases its headquarters located in Flanders, New Jersey from this affiliate. The lease calls for monthly rental payments in the amount of $20,000 for the office. There is an additional lease for the shop that calls for monthly rental payments of $18,000, The total rent paid to this affiliate for the year ended December 31, 2020 was $456,000.

NOTE 8 - LEASE COMMITMENTS

Petillo leases space from Oakwood Village for temporary housing for specific projects. The lease calls for monthly rental payments in the amount of $1,702 plus common area charges. The total rent expense for the years ended December 31, 2020 was $20,719.

As of May 1, 2019, Petillo leased a facility from an unrelated third party. The lease term was one year, expiring in May 2020, and called for monthly rental payments in the amount of $32,667 plus common area charges. Effective June 1, 2020, the lease was renewed and calls for monthly rental payments in the amount of $17,583 plus common area charges and expires May 2021. The total rent expense for the year ended December 31, 2020 was $271,334.

Petillo NY leases its headquarters located in Wallkill, New York from LEBOV LLC. The lease term is five years and calls for monthly rental payments of $3,080 plus common area charges. The monthly payments increase incrementally each year at a rate of 2%. The total rent expense for the years ended December 31, 2020 was $38,139.

For the year ended December 31, 2020, the consolidated rent expense was $786,192.

Minimum monthly lease payments are as follows for the next five years:

1	$ 109,362
2	39,811
3	10,002
4	-
5	-
TOTAL	$ 159,175

NOTE 9 - PREPAID EXPENSES

As of December 31, 2020, prepaid expenses represents prepaid auto expenses, prepaid rent, and other prepaid costs.

NOTE 10 - ACCRUED EXPENSES AND OTHER LIABILITIES

As of December 31, 2020, accrued expenses and other liabilities represent cost of revenues and other costs incurred and not billed until the subsequent months, as well as payroll and sales taxes payable.

NOTE 11 - BACKLOG

Petillo has the following unearned revenues and costs to complete on contracts in progress as of December 31, 2020:

Contracts in Progress as of December 31, 2019	$ 172,269,022
New Contracts - Year Ended December 31, 2020	114,142,747
Total Contract Amount	286,411,769
Less: Revenues	(200,680,899)
TOTAL UNEARNED REVENUES	$ 85,730,870

Contracts in Progress as of December 31, 2019	$ 137,044,440
New Contracts - Year Ended December 31, 2020	96,194,520
Total Estimated Costs	233,238,960
Less: Cost of Revenues	(160,551,668)
TOTAL COSTS TO COMPLETE	$ 72,687,292

Petillo NY has the following unearned revenues and costs to complete on contracts in progress as of December 31, 2020:

Contracts in Progress as of December 31, 2019	$ 48,421,084
New Contracts - Year Ended December 31, 2020	37,867,305
Total Contract Amount	86,288,389
Less: Revenues	(67,006,178)
TOTAL UNEARNED REVENUES	$ 19,282,211

Contracts in Progress as of December 31, 2019	$ 40,431,175
New Contracts - Year Ended December 31, 2020	24,493,372
Total Estimated Costs	64,924,547
Less: Cost of Revenues	(50,236,617)
TOTAL COSTS TO COMPLETE	$ 14,687,930

Remaining construction performance obligations represent the remaining transaction price, including variable consideration not considered, for which work has not been performed. As of December 31, 2020, Petillo and Petillo NY had $85,730,870 and $19,282,211 of transaction price allocated to each company's remaining performance obligations, respectively. Each company expects to recognize revenue on approximately all of the remaining performance obligations over the next 18 months.

NOTE 11 - BACKLOG (CONTINUED)

There were $113,033,930 of additional construction contracts entered into subsequent to December 31, 2020 and through the date of the independent auditors' report by Petillo. Of this amount, $100,747,930 represented new signed contracts and $12,286,000 represented substantial change orders on existing contracts relating to work to be performed in 2021.

NOTE 12 - MARKETABLE SECURITIES

Management has elected to classify their securities as available-for-sale securities. *FASB ASC 320-10-05* available-for-sale securities are defined as securities that are not classified as either held-to-maturity securities or trading securities. *FASB ASC 320-10-05* requires available-for-sale securities to be reported at their fair market value as of the consolidated balance sheet date.

As well, unrealized gains and losses on available-for-sale securities are excluded from earnings and are reported in a separate component of consolidated shareholders' equity. The following is a summary of marketable securities as of December 31, 2020:

Marketable Securities, At Cost	$	10,839,316
Unrealized Gain		437,049
Marketable Securities, At Fair Value	$	11,276,365

NOTE 13 - LITIGATION MATTERS

As a result of the ordinary course of business, the Company may be involved in various litigation matters. The ultimate outcome of such matters is uncertain. However, management and legal counsel are of the opinion that any unfavorable outcomes would have minimal adverse economic impact on the Company.

NOTE 14 - CASH VALUE OF LIFE INSURANCE

Petillo has taken out a life insurance policy on key employees. The cash value of life insurance represents the sum of money that Petillo would receive in the event that the policy is voluntarily terminated before its maturity or an insured event occurs.

NOTE 15 - LINE OF CREDIT

M&T Bank issued the Company a working capital line of credit in the amount of $11,000,000 at an interest rate of one-month LIBOR plus 2.75% (one-month LIBOR was 0.14% at December 31, 2020). The line was increased to $17,000,000 as of January 10, 2019 and had a maturity date of January 11, 2020. As of January 7, 2020, the line was increased to $20,000,000 and had a maturity date of January 11, 2021, which was subsequently extended to July 11, 2022. The line is guaranteed by the 85.5% shareholder of Petillo and secured by Company assets. As of December 31, 2020, the line was fully available. As of March 19, 2019, $500,000 of the line was pledged through a letter of credit to Innovative Business Solutions, which was used as collateral for shop inventory purchases. As of January 7, 2020, the letter of credit was no longer available.

M&T Bank has also issued an equipment line of credit in the amount of $1,500,000 at an interest rate of one-month LIBOR plus 2.75% (one-month LIBOR was 0.14% at December 31, 2020). The line is secured by a specific UCC 1 filing on equipment purchased. After a period of 12 months, the remaining balance on the equipment line will be termed out over a period of 60 months. The balances of these term loans are included within Note 18. As of December 31, 2020, the line had a balance of $1,200,000.

The Company must maintain certain financial covenants as required by M&T Bank. As of December 31, 2020, the financial covenants were met.

NOTE 16 - OPERATING LEASE OBLIGATIONS

As of December 31, 2020, Petillo's original property value under operating leases totaled $5,757,164. These leases are non-cancelable.

Future minimum monthly lease payments are as follows for the next five years:

1	$	2,232,284
2		695,891
3		-
4		-
5		-
Total Future Minimum Lease Payments	$	2,928,175

NOTE 17 - PAYCHECK PROTECTION PROGRAM LOAN

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted to provide emergency assistance for individuals, families, and organizations affected by the coronavirus pandemic. The Paycheck Protection Program (PPP), created through the CARES Act, provides qualified organizations with SBA loans from a financial institution through the PPP. Petillo received funding of $6,749,007 through the PPP in April 2020, which was still outstanding as of December 31, 2020. The loan has a deferment period until August 22, 2021, during which interest will still accrue on the outstanding balance. For the year ended December 31, 2020, $44,225 of interest has been accrued. Beginning on August 22, 2021, the loan will be paid in equal monthly installments of $762,486, including principal and interest at a fixed rate of 1.00%, through the maturity date of April 22, 2022.

Principal maturities are as follows for the next two years:

2021	$	3,705,408
2022		3,043,599
TOTAL	$	6,749,007

Under the terms of the CARES Act and the PPP, Petillo can apply for and be granted forgiveness for all or a portion of the loan issued to the extent the proceeds are used in accordance with the PPP. Petillo has applied for forgiveness for the entire loan balance and has received approval from its' PPP lender, M&T Bank. As of the date of the independent auditors' report, the SBA is still evaluating the loan application. The loan will be reclassified as other income as a gain on extinguishment of debt if the SBA releases Petillo of its' debt obligation prior to the end of the deferment period.

NOTE 18 - LONG-TERM DEBT

Petillo has borrowed funds from various credit companies to finance equipment and working capital. The loans' monthly payments, interest rates and maturity dates range from $444.09 to $62,883.11, 0.00% to 6.84% and June 2021 to January 2025, respectively. These loans are secured by equipment. As of December 31, 2020, the loan balances were $19,348,325.

Petillo NY has borrowed funds from various credit companies to finance equipment. The loans' monthly payments, interest rates and maturity dates range from $709.11 to $7,817.44, 0.00% to 6.54% and January 2022 to December 2024, respectively. These loans are secured by equipment. As of December 31, 2020, the loan balances were $1,232,498.

NOTE 18 - LONG-TERM DEBT (CONTINUED)

Principal maturities are as follows for the next five years and thereafter:

1	$	7,476,740
2		7,945,694
3		4,164,531
4		966,014
5		27,844
Thereafter		-
TOTAL	$	20,580,823

NOTE 19 - RETIREMENT PLANS

Defined Contribution Profit Sharing and 401-K Plan

Petillo has adopted a 401k plan with a profit share and a cash balance pension plan covering all eligible non-union employees. Company contributions are made at the discretion of management. The company made contributions totaling $726,911 for the year ended December 31, 2020.

Multi-Employer Plan

Certain employees are covered by union sponsored, collectively bargained, multi-employer pension plans. Contributions are determined in accordance with the provisions of negotiated labor contracts and generally are based on the number of hours worked.

Such plans are administered through the unions involved. Under U.S. legislation regarding such pension plans, a company is required to continue funding its proportionate share of a plan's unfunded vested benefits in the event of withdrawal (as defined by the legislation) from a plan or plan termination. Petillo may have a potential obligation as a participant. The information required to determine the total amount of the contingent obligation. However, Petillo has no present intention of withdrawing from any of these plans, nor has Petillo been informed that there is any intention to terminate such plans.

The Company's participation in these plans is outlined in the following tables. The EIN / Pension Plan Number column provides the Employee Identification Number (EIN) and the three digit pension plan number, if applicable. The most recent Pension Protection Act Zone Status available in 2020 is for the Plan's year-end date at December 31, 2019, unless otherwise noted in the table below. Among other factors, generally plans in the red zone are less than 65 percent funded, plans in the yellow zone are less than 80 percent funded, and plans in the green zone are at least 80 percent funded. The FIP/RP Status Pending / Implemented Column indicates plans for which a funding improvement plan ("FIP") or a rehabilitation plan ("RP") is either pending for has been implemented.

NOTE 19 - RETIREMENT PLANS (CONTINUED)

Multi-Employer Plan (Continued)

Unless otherwise noted, the information for the below table was obtained from the respective Pension Fund for each plan's year-end at December 31, 2019.

Pension Fund	EIN/Pension Plan Number	Pension Protection Act Zone Status 2019	FIP/RP Status Pending / Implemented	Company Contributions Made December 31, 2020	Surcharge Imposed	Expiration Date of Collective Bargaining Agreement
Laborers International Union of North America Local 17	14-6025196	Yellow	Implemented	$ 525,461	No	4/30/2021
United Transportation Union Local 469	22-6172237	Red	Implemented	12,232	Yes	4/30/2021
Heavy and General Construction Laborers Local 472 and Local 172	22-6032103	Green	No	1,956,890	No	2/28/2024
Laborers Local 754 Joint Benefits Funds	13-1895922	Green	Implemented	38,288	No	4/30/2021
International Union of Operating Engineers Local 825	22-6033380	Green	No	1,755,085	No	6/30/2021
			Total Contributions	$ 4,287,956		

NOTE 20 - SUBSEQUENT EVENTS

The Company has evaluated all events or transactions that occurred after December 31, 2020 through December 14, 2021 which is the date that the consolidated financial statements were available to be issued. During this period, there were no material subsequent events requiring disclosure, except as noted below.

Subsequent to December 31, 2020, local, U.S. and world governments have encouraged self-isolation to curtail the spread of the global pandemic, coronavirus disease (COVID-19), by mandating temporary work stoppage in many sectors and imposing limitations on travel and size and duration of group meetings. Most industries are experiencing disruption to business operations and the impact of reduced consumer spending. There is unprecedented uncertainty surrounding the duration of the pandemic, its potential economic ramifications, and any government actions to mitigate them.

Accordingly, while management cannot quantify the financial and other impact to the Company as of December 14, 2021, management believes that a material impact on the Company's financial position and results of future operations is possible.